June 29, 2010

Dreyfus Stock Index Fund, Inc.

Supplement to Prospectus
dated May 1, 2010

     The following information supersedes and replaces any contrary information contained in the section of the fund’s Prospectus entitled “Fund Summary - Portfolio Management” and “Fund Details - Management”:

Thomas J. Durante, Karen Q. Wong and Richard A. Brown serve as the primary portfolio managers of the fund. Mr. Durante has been a primary portfolio manager of the fund since March 2000. Mr. Durante is a senior portfolio manager with Mellon Capital Management Corporation (Mellon Capital), where he has been employed since January 2000. He has been a dual employee of The Dreyfus Corporation (Dreyfus) and Mellon Capital since August 1982. Ms. Wong and Mr. Brown have been primary portfolio managers of the fund since June 2010. Ms. Wong is a managing director of equity index strategies with Mellon Capital, where she has been employed since 2000. Mr. Brown is a director of equity portfolio management with Mellon Capital, where he has been employed since 1995. Ms. Wong and Mr. Brown have been dual employees of Dreyfus and Mellon Capital since April 2005.

June 29, 2010

Dreyfus Stock Index Fund, Inc.

Supplement to Statement of Additional Information (the “SAI”)
dated May 1, 2010

     The following information supersedes and replaces any contrary information contained in the section of the Fund’s SAI entitled “Management Arrangements - Portfolio Management” and “Management Arrangements –Additional Information about the Portfolio Managers”:

     Thomas J. Durante, Karen Q. Wong and Richard A. Brown serve as the primary portfolio managers of the Fund. Ms. Wong and Messrs. Durante and Brown are dual employees of Dreyfus and Mellon Capital, an affiliate of Dreyfus, and manage the Fund as employees of Dreyfus.

     Evelyn Chen, Rebecca Gao, Lynn Hutchison, Todd Rose and Marlene Walker Smith serve as additional portfolio managers of the Fund. Mses. Chen, Gao, Hutchison and Smith and Mr. Rose are dual employees of Dreyfus and Mellon Capital.

     Additional Information About the Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio managers and assets under management in those accounts as of May 31, 2010:

	Registered
	Investment
	Company	Assets	Pooled	Assets	Other	Assets
Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed
Richard Brown	86	$28,509M	68	$52,817M	70	$31,382M
Thomas Durante	86	$28,509M	68	$52,817M	70	$31,382M
Karen Wong	86	$28,509M	68	$52,817M	70	$31,382M

None of these accounts are subject to a performance-based advisory fee.